UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024 (February 28, 2024)

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 29, 2024, David Morris (Chief Executive Officer) and Ms. Lynn Hopkins (Interim Chief Financial Officer), will be participating in the Piper Sandler 2024 Western Financial Services Conference in Las Vegas, Nevada, February 28-29, 2024. A copy of the investor presentation (“Presentation Materials”) being used for meetings with institutional investors will be available on the Company’s website, www.royalbusinessbankusa.com.

The Presentation Materials are furnished as Exhibit 99.1 hereto and are incorporated by reference herein. All information in Exhibit 99.1 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act, except as otherwise expressly stated in such filing.

Item 8.01 Other Events.

On February 29, 2024, the Company announced that the Board of Directors of RBB Bancorp, a California corporation (the “Company”) authorized a stock repurchase plan providing for the repurchase of up to 1 million shares of the Company’s outstanding common stock through March 31, 2026.  The timing, price and volume of repurchases will be based on market, price and business conditions, relevant securities laws and other factors.  The stock repurchases may be made from time to time, through solicited or unsolicited transactions in the open market, in privately negotiated transactions or pursuant to a Rule 10b5-1 plan or a plan administered in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, at the discretion of management.  The amount of common stock subject to the repurchase program represents approximately 5% of the Company’s outstanding common stock.  The program may be discontinued or amended at any time.

A copy of the Company’s press release announcing these matters is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation Materials

99.2	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: February 29, 2024	By:	/s/ Lynn Hopkins
Lynn Hopkins
Interim Chief Financial Officer